Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-Aug-00

Collection Period                      February 2, 2001     to     March 1, 2001
Determination Date                        March 9, 2001
Distribution Date                        March 14, 2001

Available Amounts
-----------------
           Scheduled Payments plus Payaheads, net of
            Excluded Amounts                                  7,210,503.11
           Prepayment Amounts                                 2,521,366.08
           Recoveries                                             4,143.63
           Investment Earnings on
            Collection Account and Reserve Fund                  16,722.01
           Late Charges                                           9,535.21
           Servicer Advances                                          0.00
           Total Available Amounts                            9,762,270.04
           -----------------------                            ------------

Payments on Distribution Date
-----------------------------
   (A)**   Trustee Fees (only applicable pursuant to an
            Event of Default)                                         0.00
   (A)     Unreimbursed Servicer Advances to the Servicer             0.00
   (B)     Monthly Servicing Fee, if Heller Financial, Inc.
            is not the Servicer                                       0.00
   (C)     Interest due to Class A-1 Notes                            0.00
   (D)     Interest due to Class A-2 Notes                      197,385.83
   (E)     Interest due to Class A-3 Notes                      584,443.67
   (F)     Interest due to Class A-4 Notes                      380,594.75
   (G)     Interest due to Class B Notes                         16,564.72
   (H)     Interest due to Class C Notes                         16,901.80
   (I)     Interest due to Class D Notes                         28,545.26
   (J)     Interest due to Class E Notes                         18,356.02
   (K)     Class A-1 Principal Payment Amount                         0.00
   (L)     Class A-2 Principal Payment Amount                 8,519,477.99
   (M)     Class A-3 Principal Payment Amount                         0.00
   (N)     Class A-4 Principal Payment Amount                         0.00
   (O)     Class B Principal Payment Amount                           0.00
   (P)     Class C Principal Payment Amount                           0.00
   (Q)     Class D Principal Payment Amount                           0.00
   (R)     Class E Principal Payment Amount                           0.00
   (S)     Additional Principal to Class A-1 Notes                    0.00
   (T)     Additional Principal to Class A-2 Notes                    0.00
   (U)     Additional Principal to Class A-3 Notes                    0.00
   (V)     Additional Principal to Class A-4 Notes                    0.00
   (W)     Additional Principal to Class B Notes                      0.00
   (X)     Additional Principal to Class C Notes                      0.00
   (Y)     Additional Principal to Class D Notes                      0.00
   (Z)     Additional Principal to Class E Notes                      0.00
   (AA)    Monthly Servicing Fee, if Heller Financial, Inc.
            is the Servicer                                           0.00
   (AB)    Deposit to the Reserve Fund                                0.00
   (AC)    Excess to Certificateholder                                0.00

           Total distributions to Noteholders and
            Certificateholders                                9,762,270.04
           --------------------------------------             ------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------
           Trustee fees due on Distribution Date                            0.00

Unreimbursed Servicer Advances
------------------------------
           Unreimbursed Servicer Advances                                   0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------
   (i)     Servicing Fee Percentage                                        0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the
            Collection Period                                     220,131,407.52
   (iii)   Servicing Fee (((i)/12)x(ii))                                    0.00
   (iv)    Servicing Fee accrued but not paid in prior periods              0.00
           Total Servicing Fee due and accrued ((iii)+(iv))                 0.00
           Servicing Fee carried forward                                    0.00

           Monthly Servicing Fee distributed                                0.00

Class A-1 Interest Schedule
---------------------------
           Opening Class A-1 principal balance                               -
           Class A-1 Interest Rate                                      6.12905%
           Number of days in Accrual Period                                   28
           Current Class A-1 interest due                                   0.00
           Class A-1 interest accrued but not paid in prior
            periods                                                         0.00
           Total Class A-1 interest due                                     0.00
           Class A-1 interest carried forward                               0.00
           Class A-1 interest distribution                                  0.00

Class A-2 Interest Schedule
---------------------------
           Opening Class A-2 principal balance                     36,440,461.83
           Class A-2 Interest Rate                                      6.50000%
           Current Class A-2 interest due                             197,385.83
           Class A-2 interest accrued but not paid in prior
            periods                                                         0.00
           Total Class A-2 interest due                               197,385.83
           Class A-2 interest carried forward                               0.00
           Class A-2 interest distribution                            197,385.83

Class A-3 Interest Schedule
---------------------------
           Opening Class A-3 principal balance                    105,463,520.00
           Class A-3 Interest Rate                                      6.65000%
           Current Class A-3 interest due                             584,443.67
           Class A-3 interest accrued but not paid in prior
            periods                                                         0.00
           Total Class A-3 interest due                               584,443.67
           Class A-3 interest carried forward                               0.00
           Class A-3 interest distribution                            584,443.67

Class A-4 Interest Schedule
---------------------------
           Opening Class A-4 principal balance                     67,262,695.00
           Class A-4 Interest Rate                                      6.79000%
           Current Class A-4 interest due                             380,594.75
           Class A-4 interest accrued but not paid in prior
            periods                                                          -
           Total Class A-4 interest due                               380,594.75
           Class A-4 interest carried forward                                -
           Class A-4 interest distribution                            380,594.75

Class B Interest Schedule
-------------------------
           Opening Class B principal balance                        2,889,195.95
           Class B Interest Rate                                        6.88000%
           Current Class B interest due                                16,564.72
           Class B interest accrued but not paid in prior
            periods                                                          -
           Total Class B interest due                                  16,564.72
           Class B interest carried forward                                  -
           Class B interest distribution                               16,564.72

Class C Interest Schedule
-------------------------
           Opening Class C principal balance                        2,889,195.95
           Class C Interest Rate                                        7.02000%
           Current Class C interest due                                16,901.80
           Class C interest accrued but not paid in prior
            periods                                                          -
           Total Class C interest due                                  16,901.80
           Class C interest carried forward                                  -

           Class C interest distribution                               16,901.80


Class D Interest Schedule
-------------------------
           Opening Class D principal balance                        4,622,713.40
           Class D Interest Rate                                        7.41000%
           Current Class D interest due                                28,545.26
           Class D interest accrued but not paid in prior
            periods                                                         0.00
           Total Class D interest due                                  28,545.26
           Class D interest carried forward                                 0.00

           Class D interest distribution                               28,545.26


Class E Interest Schedule
-------------------------
           Opening Class E principal balance                        2,311,356.38
           Class E Interest Rate                                        9.53000%
           Current Class E interest due                                18,356.02
           Class E interest accrued but not paid in prior
            periods                                                         0.00
           Total Class E interest due                                  18,356.02
           Class E interest carried forward                                 0.00

           Class E interest distribution                               18,356.02


Class A-1 Principal Schedule
----------------------------
           Class A-1 Maturity Date                               January 6, 2001
   (i)     Opening Class A-1 principal balance                              0.00
   (ii)    Aggregate outstanding principal of Notes plus
            Overcollateralization Balance                         220,131,407.52
   (iii)   ADCB as of last day of the Collection Period           209,917,932.49
           Monthly Principal Amount ( (ii) - (iii) )               10,213,475.03
   (iv)    Class A-1 Principal Payment Amount                               0.00
           Class A-1 Principal Payment Amount due (lesser of (i)
            or (iv))                                                        0.00
           Class A-1 Principal Payment Amount distribution                  0.00
           Principal carryforward Class A-1                                 0.00

           Class A-1 Principal Balance after current distribution           0.00


Class A Principal Payment Amount
--------------------------------
   (i)     Aggregate opening Class A-1, A-2, A-3 and A-4
            Outstanding Principal Amount                          209,166,676.83
   (ii)    Class A Target Investor Principal Amount
            (94.0% * ending ADCB)                                 197,322,856.54
           Class A Principal Payment Amount                        11,843,820.29
           Funds available for distribution after Class A-1
            distribution                                            8,519,477.99


Class A-2 Principal Schedule
----------------------------
           Opening Class A-2 principal balance                     36,440,461.83
           Class A-2 Principal Payment Amount                      11,843,820.29
           Class A-2 Principal Payment Amount distribution          8,519,477.99
           Principal carryforward Class A-2                         3,324,342.30

           Class A-2 principal balance after current distribution  27,920,983.84

Class A-3 Principal Schedule
----------------------------
           Opening Class A-3 principal balance                    105,463,520.00
           Class A-3 Principal Payment Amount                               0.00
           Class A-3 Principal Payment Amount distribution                  0.00
           Principal carryforward Class A-3                                 0.00

           Class A-3 principal balance after current distribution 105,463,520.00


Class A-4 Principal Schedule
----------------------------
           Opening Class A-4 principal balance                     67,262,695.00
           Class A-4 Principal Payment Amount                               0.00
           Class A-4 Principal Payment Amount distribution                  0.00
           Principal carryforward Class A-4                                 0.00

           Class A-4 principal balance after current distribution  67,262,695.00


Class B Principal Schedule
--------------------------
           Opening Class B principal balance                        2,889,195.95
           Class B Target Investor Principal Amount
            (1.25% * ending ADCB)                                   2,623,974.40
           Class B Floor                                              417,843.45
           Class B Principal Payment Amount due                       265,221.55
           Class B Principal Payment Amount distribution                    0.00
           Principal carryforward Class B                             265,221.55

           Class B principal balance after current distribution     2,889,195.95


Class C Principal Schedule
--------------------------
           Opening Class C principal balance                        2,889,195.95
           Class C Target Investor Principal Amount
            (1.25% * ending ADCB)                                   2,623,974.40
           Class C Floor                                            1,890,501.66
           Class C Principal Payment Amount due                       265,221.55
           Class C Principal Payment Amount distribution                    0.00
           Principal carryforward Class C                             265,221.55

           Class C principal balance after current distribution     2,889,195.95


Class D Principal Schedule
--------------------------
           Opening Class D principal balance                        4,622,713.40
           Class D Target Investor Principal Amount
            (2.00% * ending ADCB)                                   4,198,358.92
           Class D Floor                                            5,096,677.32
           Class D Principal Payment Amount due                       424,354.48
           Class D Principal Payment Amount distribution                    0.00
           Principal carryforward Class D                             424,354.48

           Class D principal balance after current distribution     4,622,713.40


Class E Principal Schedule
--------------------------
           Opening Class E principal balance                        2,311,356.38
           Class E Target Investor Principal Amount
            (1.00% * ending ADCB)                                   2,099,179.17
           Class E Floor                                            2,311,356.38
           Class E Principal Payment Amount due                       212,177.21
           Class E Principal Payment Amount distribution                    0.00
           Principal carryforward Class E                             212,177.21

           Class E principal balance after current distribution     2,311,356.38

Additional Principal Schedule
-----------------------------
           Floors applicable (Yes/No)                                        Yes
           Monthly Principal Amount                                10,213,475.03
           Sum of Principal Payments payable on all classes        13,010,795.08
           Additional Principal payable                                     0.00
           Additional Principal available, if payable                       0.00

           Class A-1 Additional Principal allocation                        0.00
           Class A-1 principal balance after current distribution            -

           Class A-2 Additional Principal allocation                        0.00
           Class A-2 principal balance after current distribution  27,920,983.84

           Class A-3 Additional Principal allocation                        0.00
           Class A-3 principal balance after current distribution 105,463,520.00

           Class A-4 Additional Principal allocation                        0.00
           Class A-4 principal balance after current distribution  67,262,695.00

           Class B Additional Principal allocation                          0.00
           Class B principal balance after current distribution     2,889,195.95

           Class C Additional Principal allocation                          0.00
           Class C principal balance after current distribution     2,889,195.95

           Class D Additional Principal allocation                          0.00
           Class D principal balance after current distribution     4,622,713.40

           Class E Additional Principal allocation                          0.00
           Class E principal balance after current distribution     2,311,356.38


Monthly Servicing Fee Schedule, if Heller Financial, Inc.
 is the Servicer
---------------------------------------------------------
   (i)     Servicing Fee Percentage                                        0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the
            Collection Period                                     220,131,407.52
   (iii)   Servicing Fee due (((i)/12)* (ii))                          73,377.14
   (iv)    Servicing Fee accrued but not paid in prior periods         77,045.22
           Total Servicing Fee due and accrued ((iii)+(iv))           150,422.36
           Servicing Fee carried forward                              150,422.36

           Monthly Servicing Fee distributed                                0.00



Reserve Fund Schedule
---------------------
           Initial ADCB                                           365,558,126.61
           10% of Initial ADCB                                     36,555,812.66
           Outstanding Principal Amount of the Notes as of the
            preceding Distribution Date                           221,879,138.51

           ADCB as of the end of the Collection Period            209,917,932.49
           Required Reserve Amount (beginning of the period
            aggregate note balances * 0.70%)                        1,553,153.97
           Prior month Reserve Fund balance                         1,170,398.75
           Deposit to Reserve Fund - excess funds                           0.00
           Interim Reserve Fund Balance                             1,170,398.75
           Current period draw on Reserve Fund for Reserve
            Interest Payments                                               0.00
           Current period draw on Reserve Fund for Reserve
            Principal Payments                                              0.00
           Excess to Certificateholder                                      0.00
           Ending Reserve Fund balance                              1,170,398.75


           Reserve Fund balance as a percentage of aggregate note
            balances as of the first day of the Collection Period          0.53%
           Investment Earnings on Reserve Account                       4,712.39

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

           Class A-1
           ---------
           Class A-1 principal balance                                       -
           Initial Class A-1 principal balance                     93,400,101.00

           Note factor                                               0.000000000


           Class A-2
           ---------
           Class A-2 principal balance                             27,920,983.84
           Initial Class A-2 principal balance                     77,498,323.00

           Note factor                                               0.360278555


           Class A-3
           ---------
           Class A-3 principal balance                            105,463,520.00
           Initial Class A-3 principal balance                    105,463,520.00

           Note factor                                               1.000000000


           Class A-4
           ---------
           Class A-4 principal balance                             67,262,695.00
           Initial Class A-4 principal balance                     67,262,695.00

           Note factor                                               1.000000000


           Class B
           -------
           Class B principal balance                                2,889,195.95
           Initial Class B principal balance                        4,569,477.00

           Note factor                                               0.632281539


           Class C
           -------
           Class C principal balance                                2,889,195.95
           Initial Class C principal balance                        4,569,477.00

           Note factor                                               0.632281539


           Class D
           -------
           Class D principal balance                                4,622,713.40
           Initial Class D principal balance                        7,311,163.00

           Note factor                                               0.632281540


           Class E
           -------
           Class E principal balance                                2,311,356.38
           Initial Class E principal balance                        3,655,581.00

           Note factor                                               0.632281539

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------
   (i)     Outstanding Principal Amount of the Notes as of the
            preceding Distribution Date                          221,879,138.51
   (ii)    Overcollateralization Balance as of the preceding
            Distribution Date                                     (1,747,730.99)
   (iii)   Monthly Principal Amount                               10,213,475.03
   (iv)    Available Amounts remaining after the payment of
            interest                                               8,519,477.99
   (v)     ADCB as of the end of the Collection Period           209,917,932.49
           Cumulative Loss Amount                                  1,693,997.04

Class B Floor Calculation
-------------------------
           Class B Floor percentage                                     1.8600%
           Initial ADCB                                          365,558,126.61
           Cumulative Loss Amount for current period               1,693,997.04
           Sum of Outstanding Principal Amount of
            Class C Notes, Class D Notes, Class E Notes
            and Overcollateralization                              8,075,534.74
           Class B Floor                                             417,843.45

Class C Floor Calculation
-------------------------
           Class C Floor percentage                                     1.4725%
           Initial ADCB                                          365,558,126.61
           Cumulative Loss Amount for current period               1,693,997.04
           Sum of Outstanding Principal Amount of Class D Notes,
            Class E Notes and Overcollateralization Balance        5,186,338.79
           Class C Floor                                           1,890,501.66

Class D Floor Calculation
-------------------------
           Class D Floor percentage                                     1.0850%
           Initial ADCB                                          365,558,126.61
           Cumulative Loss Amount for current period               1,693,997.04
           Sum of Outstanding Principal Amount of Class E Notes
            and Overcollateralization Balance                        563,625.39
           Class D Floor                                           5,096,677.32

Class E Floor Calculation
-------------------------
           Class E Floor percentage                                     0.4650%
           Initial ADCB                                          365,558,126.61
           Cumulative Loss Amount for current period               1,693,997.04
           Overcollateralization Balance                          (1,747,730.99)
           Class E Floor                                           2,311,356.38

Heller Financial, Inc. is the Servicer (Yes/No)                             Yes

An Event of Default has occurred (Yes/No)                                    No


10% Substitution Limit Calculation
----------------------------------
           ADCB as of the Cut-off Date:                          365,558,126.61

           Cumulative DCB of Substitute Contracts replacing
            materially modified contracts                            2337681.79
           Percentage of Substitute Contracts replacing
            materially modified contracts                           0.006394829

           Percentage of Substitute Contracts replacing modified
            contracts exceeds 10% (Yes/No)                                   No

5% Skipped Payment Limit Calculation
------------------------------------
           The percent of contracts with Skipped Payment modifications        0
           The DCB of Skipped Payment modifications exceeds 5%
            of the initial ADCB (Yes/No)                                     No
           Any Skipped Payments have been deferred later than
            January 1, 2006                                                 N/A

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                220,131,407.52
           Principal collections                                  (5,968,424.31)
           Prepayment Amounts                                     (2,506,504.60)
           Defaulted Contracts                                    (1,783,115.90)
           Change in payaheads                                        56,985.34
           Other items including Substitutions and Repurchases       (12,415.56)
ADCB as of the last day of the Collection Period                 209,917,932.49

DCB as of the first day of the Collection Period of Contracts
 that became Defaulted Contracts                                   1,783,115.90
Number of Contracts that became Defaulted Contracts during the
 period                                                                       5
Defaulted Contracts as a percentage of ADCB (annualized)                 10.19%

DCB of Contracts as of the last day of the Collection Period
 that became Prepaid Contracts                                     2,275,742.02
Number of Prepaid Contracts as of the last day of the
 Collection Period                                                            6

DCB of Contracts as of the last day of the Collection Period that
 were added as Substitute Contracts                                2,337,681.79
Number of Substitute Contracts as of the last day of the
 Collection Period                                                           10

DCB of Contracts as of the last day of the Collection Period that
 became Warranty Contracts                                                 0.00
Number of Warranty Contracts as of the last day of the
 Collection Period                                                            0

Recoveries collected relating to Defaulted Contracts as of the
 last day of the Collection Period                                     4,163.63

Cumulative Servicer Advances paid by the Servicer                 14,413,534.81
Cumulative reimbursed Servicer Advances                           14,413,534.81

Delinquencies and Losses               Dollars         Percent
------------------------               -------         -------
           Current                  189,825,862.76      90.43%
           31-60 days past due        8,736,722.30       4.16%
           61-90 days past due        9,329,739.96       4.44%
           Over 90 days past due      2,025,607.47       0.96%
           Total                    209,917,932.49     100.00%

           31+ days past due         20,092,069.73       9.57%

   (i)     Cumulative ADCB of Defaulted Contracts
            (cumulative gross losses to date)                      7,823,300.51
   (ii)    Cumulative Recoveries realized on Defaulted
            Contracts                                              2,091,703.63
           Cumulative net losses to date ((i)-(ii))                5,731,596.88
           Cumulative net losses as a percentage of the
            initial ADCB                                                  1.57%